Weighted Average Shares Outstanding	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
EARNINGS PER SHARE
WEIGHTED AVERAGE SHARES OUTSTANDING

	Year Ended December 31,
(in millions)	2012	2011	2010
Weighted average shares outstanding - basic	1,406.7	1,509.3	1,517.8
Net effect of common stock equivalents	—	9.7	—
Weighted average shares outstanding - assuming dilution	1,406.7	1,519.0	1,517.8

We generated net losses in 2012 and 2010. Our weighted-average shares outstanding for earnings per share calculations excluded common stock equivalents of 8 million for 2012 and 10 million for 2010 due to our net loss position in these years.
Weighted-average shares outstanding, assuming dilution, also excludes the impact of 59 million stock options for 2012, 62 million for 2011, and 61 million for 2010, due to the exercise prices of these stock options being greater than the average fair market value of our common stock during the year.